UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2007

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15660 North Dallas Parkway,

Suite 500

Dallas, Texas  75248

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On May 15, 2007, Lone Star Technologies, Inc. (“Lone Star”) adopted an amendment to its 2006 Employment Retention Policy (the “Policy”) which was originally adopted as of October 24, 2006.  The amendment provides for deferral of severance payments for six months to the extent required by Section 409A of the Internal Revenue Code.  The amendment to the Policy, which is attached to this Current Report as Exhibit 10.1, is incorporated into this Item 1.01 by this reference.  The description of the amendment is qualified in its entirety by reference to Exhibit 10.1 hereto.

Also on May 15, 2007, Lone Star adopted an amendment to its Second Amended and Restated Deferred Compensation Plan (the “Plan”) which was originally adopted on September 21, 2004.  The amendment provides for termination of the Plan upon distribution of all account balances.  The amendment to the Plan, which is attached to this Current Report as Exhibit 10.2, is incorporated into this Item 1.01 by this reference.  The description of the amendment is qualified in its entirety by reference to Exhibit 10.2 hereto.

Item 5.03.              Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2007, the Board of Directors of Lone Star voted to amend and restate Section 2.7 of Lone Star’s Amended and Restated By-laws, effective immediately, enabling stockholders to authorize a person to act for such stockholders as proxy through electronic transmission (including telephone and internet communications).  The amended and restated Section 2.7 of the By-laws of Lone Star, which is attached to this Current Report as Exhibit 3.1, is incorporated into this Item 5.03 by this reference.  The description of the amendment is qualified in its entirety by reference to Exhibit 3.1 hereto.

Item 9.01.              Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

Exhibit Number	Exhibit Title
3.1	Amendment to Amended and Restated By-laws of Lone Star
10.1	Amendment to Lone Star’s 2006 Employment Retention Policy
10.2	Third Amendment to Lone Star’s Second Amended and Restated Deferred Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

	By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date: May 15, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title
3.1	Amendment to Amended and Restated By-laws of Lone Star
10.1	Amendment to Lone Star’s 2006 Employment Retention Policy
10.2	Third Amendment to Lone Star’s Second Amended and Restated Deferred Compensation Plan